Land use rights, net (Schedule Of Land Use Right) (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Gross carrying amount	$ 725,154	$ 582,829
Less: accumulated amortization	(324,013)	(269,522)
Land Use Rights.
Gross carrying amount	380,797	415,970
Less: accumulated amortization	(50,792)	(45,918)
Land use right, net	$ 330,005	$ 370,052